SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Infrastructure Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Information Enclosed About Your Fund

Cohen & Steers Infrastructure Fund, Inc.

Annual Joint Meeting of Stockholders

April 23, 2015 at 10 a.m. Eastern time

280 Park Avenue, 10th floor

New York, NY 10017

The Board of Directors of Cohen & Steers Infrastructure Fund, Inc. (UTF) unanimously recommends that stockholders of UTF vote “FOR” the proposal to revise UTF’s fundamental investment restriction with respect to concentrating investments in an industry as follows:

Current Restriction	Proposed Amended Restriction
The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for the utility industry.	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

The Board recommends that you vote “FOR” the revised investment restriction for the following reasons:

•	The amended restriction is intended to more closely align the concentration policy of UTF with the change to UTF’s name and investment objective which was approved by stockholder in 2009;

•	Increase UTF’s investment flexibility to allow UTF to invest in infrastructure companies more broadly; and

•	Reduce administrative and compliance burdens.

What happens if the proposed revision is approved?

If the proposed amended restriction is approved, UTF will have the ability to invest in infrastructure companies more broadly. The Advisor believes that this will allow UTF to take better advantage of attractive investment opportunities and/or respond to changing regulations or market developments in the future.

How can I vote?

In addition to voting by mail by returning the enclosed proxy card(s), you may also authorize your vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at 855-928-4495.

Your vote is important. Please vote promptly to avoid the expense of additional solicitation.

The proxy materials sent to you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. Copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission (SEC) are available on the SEC’s web site at www.sec.gov. In addition, free copies of the Proxy Statement and other documents filed with the SEC can be obtained by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348, or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

Your vote is important. Please vote promptly to avoid the expense of additional solicitation.

  Your Clients’ Votes are Important

The Board of Directors of Cohen & Steers Infrastructure Fund, Inc. (UTF) unanimously recommends that stockholders of UTF vote “FOR” the proposal to revise UTF’s fundamental investment restriction with respect to concentrating investments in an industry as follows:

Current Restriction	Proposed Amended Restriction

The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for the utility industry.	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies.

The Board recommends that your clients vote “FOR” the revised investment restriction for the following reasons:

•	The amended restriction is intended to more closely align the concentration policy of UTF with the change to UTF’s name and investment objective which was approved by stockholder in 2009;

•	Increase UTF’s investment flexibility to allow UTF to invest in infrastructure companies more broadly; and

•	Reduce administrative and compliance burdens.

What happens if the proposed revision is approved?

If the proposed amended restriction is approved, UTF will have the ability to invest in infrastructure companies more broadly. The Advisor believes that this will allow UTF to take better advantage of attractive investment opportunities and/or respond to changing regulations or market developments in the future.

How your clients can Vote?

In addition to voting by mail by returning their proxy card(s), your client may also authorize their vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:
(1) Read the Proxy Statement and have their proxy card at hand.	(1) Read the Proxy Statement and have their proxy card at hand.
(2) Call the toll-free number that appears on their proxy card.	(2) Go to the website that appears on their proxy card.
(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at 855-928-4495.

Please forward the below materials to your clients and encourage them to vote before April 23, 2015!

Important Information About Your Fund – Cohen & Steers Infrastructure Fund, Inc.

Proxy Statement

The proxy materials sent to you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully. Copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission (SEC) are available on the SEC’s web site at www.sec.gov. In addition, free copies of the Proxy Statement and other documents filed with the SEC can be obtained by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348, or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

The information transmitted is intended only for the intended recipient and may contain confidential, privileged, copyrighted, or otherwise restricted material. It may not be reproduced or retransmitted without permission. If you have received this in error, please contact the sender, delete this transmission and dispose of any printed material as your review, retransmission, dissemination or other use of, or taking any action in reliance upon, this information is not authorized and may be prohibited by law. Any comments or statements made herein do not necessarily reflect those of Cohen & Steers, Inc., its subsidiaries and affiliates.